                                                                   RULE 424(b)(2)
                                                                   REGISTRATION NO.
                                                                   333-24757
                                                                   PRICING SUPPLEMENT NO. 1
                                                                   DATED: APRIL 25, 1997

                             NORDSTROM CREDIT, INC.
                          MEDIUM-TERM NOTES, SERIES E
                    DUE 9 MONTHS OR MORE FROM DATE OF ISSUE
                 INTEREST PAYABLE EACH APRIL 15 AND OCTOBER 15

                                 INTEREST RATE
PRINCIPAL AMOUNT  MATURITY DATE    PER ANNUM
----------------  -------------  -------------

  $15,600,000         5/01/00           7.0%

  $76,750,000         4/30/02          7.25%

                            ------------------------

                             Pricing Supplement to
                   Prospectus Supplement dated April 25, 1997
                      and Prospectus dated April 25, 1997